Short-term Bank Loans	12 Months Ended
Dec. 31, 2019
Short-term Bank Loans
Short-term Bank Loans

8.     Short-term Bank Loans

In 2018 and 2019, the Group entered into several short-term guaranteed loan agreements. Each of the loan agreements provides for a RMB revolving credit facility with a maturity term within three months or twelve months. The guarantees on these loans were provided by Guosheng Qi, the Co-Founder, chief executive officer and chairman of the Company, or provided by Gridsum Holding (Beijing) Co., Ltd. or all the accounts receivable under Beijing Moment Everlasting Ad Co., Ltd.

Short-term bank loans as of December 31, 2018 and 2019 amounted to RMB5,000 and RMB38,000, respectively, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The weighted average interest rate for the outstanding borrowings as of 2018 and 2019 was approximately 5.23% and 5.08%, respectively.